CURRENT REPORT OF MATERIAL EVENTS OR CORPORATE CHANGES

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 20, 2006
Level 3 Communications, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	47-0210602
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1025 Eldorado Blvd., Broomfield, Colorado	80021
(Address of principal executive offices)	(Zip code)
720-888-1000
(Registrant’s telephone number including area code)
Not applicable
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On July 20, 2006, Level 3 Communications, Inc. (the “Company”), Technology Spectrum, Inc., a wholly owned subsidiary of the Company (“Seller”) and Insight Enterprises, Inc. (“Insight”) entered into a Stock Purchase Agreement (the “Software Spectrum Stock Purchase Agreement”) whereby Seller will sell to Insight 100% of the outstanding common stock of Seller’s wholly owned subsidiary, Software Spectrum, Inc. (“Software Spectrum”) for a cash purchase price of $287 million. The purchase price is subject to a working capital adjustment. The sale of Software Spectrum is not conditioned on the receipt of financing by Insight, however, it is subject to customary closing conditions, including antitrust approvals.
The foregoing description of the Software Spectrum Stock Purchase Agreement is not complete and is qualified in its entirety by reference to the Software Spectrum Stock Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Item 2.01. Completion of Acquisition or Disposition of Assets
As previously reported, on April 30, 2006, the Company entered into a definitive Agreement and Plan of Merger by and among Level 3, Eldorado Acquisition Three, LLC, a wholly owned subsidiary of the Company, and TelCove, Inc., a Delaware Corporation (“TelCove”) (the “TelCove Merger Agreement”), as described in the Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission (“SEC”) on May 3, 2006. In the merger, the Company paid consideration consisting of approximately 149.9 million shares of Level 3 common stock and $445,820,000 in cash to the stockholders and warrantholders of TelCove. In addition, the Company repaid approximately $132,000,000 of TelCove’s debt.
TelCove is a provider of business critical telecommunications services that offers enterprise companies and carriers Internet, Data, and Voice solutions via its metropolitan and intercity fiber optic network to 70 markets throughout the eastern half of the United States.
The description of the terms of the TelCove Merger Agreement is qualified in its entirety by reference to the copy of the TelCove Merger Agreement filed as Exhibit 10.1 to the Current Report on Form 8-K filed by Level 3 with the SEC on May 3, 2006. The TelCove Merger Agreement was incorporated by reference in that May 3, 2006 Form 8-K as if set forth in that Form 8-K.
Item 2.02. Results of Operations and Financial Condition.
On July 25, 2006, the Company issued a press release relating to, among other things, second quarter 2006 financial results, including third quarter 2006 and certain full year 2006 and 2007 financial projections. This press release is furnished as Exhibit 99.1 to this Form 8-K and incorporated by reference as if set forth in full. The furnishing of this information shall not be deemed an admission as to the materiality of the information included in this Form 8-K. This information is not filed but is furnished to the SEC pursuant to Item 2.02 of Form 8-K.

Item 9.01. Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
      None
(b) Pro Forma Financial Information
      None
(c) Shell Company Transactions
      None
(d) Exhibits

10.1	Stock Purchase Agreement, dated July 20, 2006, among Level 3 Communications, Inc., Technology Spectrum, Inc. and Insight Enterprises, Inc.

99.1	Press Release dated July 25, 2006, relating to second quarter 2006 financial results, including second quarter 2006 and certain full year 2006 and 2007 financial projections.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Level 3 Communications, Inc.
By:	/s/ Neil J. Eckstein
Neil J. Eckstein, Senior Vice President

July 26, 2006
Date

EXHIBIT INDEX

10.1	Stock Purchase Agreement, dated July 20, 2006, among Level 3 Communications, Inc., Technology Spectrum, Inc. and Insight Enterprises, Inc.

99.1	Press Release dated July 25, 2006, relating to second quarter 2006 financial results, including second quarter 2006 and certain full year 2006 and 2007 financial projections.